The Empire Builder Tax Free Bond Fund

Supplement dated January 22, 2013

To the Statement of Additional Information of
The Empire Builder Tax Free Bond Fund, dated June 27, 2012.

Empire Builder Tax Free Bond Fund
Effective immediately, the section entitled “Portfolio Manager” is restated in its entirety as follows:

PORTFOLIO MANAGER

The portfolio manager responsible for the day-to-day management of the Fund is Michael J. Lynch.  Other than the Fund, as of January 22, 2013, Mr. Lynch does not manage any registered investment companies, pooled investment vehicles or other accounts.

As of January 22, 2013, Mr. Lynch did not own any shares of the Fund.

Mr. Lynch is compensated by the Adviser for the management of the Fund on the basis of a fixed salary plus a bonus.  His base salary is reviewed annually and adjusted on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility.  The bonus portion of Mr. Lynch’s compensation is discretionary and is based on a number of factors, including the Adviser’s profitability and the performance of accounts managed by Mr. Lynch.  There is no predetermined weight assigned to any of these factors.